UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 9, 1998
                                                          -------------

                           QUALITY FOOD CENTERS, INC.
             (Exact name of registrant as specified in its charter)


  Washington                            0-15590              91-1330075
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(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File No.)            Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                       97202
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(Address of principal executive offices)                     (Zip Code)


                                 (503) 232-8844
                                 --------------
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

     On March 9, 1998, upon filing Articles of Merger with the Washington Secretary of State, Quality Food Centers, Inc., a Washington corporation (the "Company"), was acquired by Fred Meyer, Inc., a Delaware corporation ("Fred Meyer"), as a result of a merger through which the Company became a wholly owned subsidiary of Fred Meyer (the "Merger"). The Merger, as contemplated by the Agreement and Plan of Merger dated November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer, was approved by the stockholders of Fred Meyer at a stockholders meeting held on March 5, 1998 and by the shareholders of the Company at a shareholders meeting held on March 6, 1998. Proxies for both meetings were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Registration Statement on Form S-4 (No. 333-44871) filed by Fred Meyer (the "Joint Proxy Statement"), contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (b) Pro forma financial information.

     The information set forth under the caption "The FM/QFC Merger and FM/Food 4 Less Merger Unaudited Pro Forma Condensed Combined Financial Statements" in the Joint Proxy Statement, which is filed as Exhibit 99.1 to this Report, is incorporated herein by reference.


     (c) Exhibits.

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer. Incorporated by reference from Appendix A to the Joint Proxy Statement.

     99.1 Joint Proxy Statement. Incorporated by reference from Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).

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                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 17, 1998

                                       QUALITY FOOD CENTERS, INC.



                                       By ROGER A. COOKE
                                          --------------------------------------
                                          Roger A. Cooke
                                          Secretary

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                                  EXHIBIT INDEX

Exhibit No.      Description                                        Sequential
-----------      -----------                                         Page No.
                                                                    ----------

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Fred Meyer. Incorporated by reference from Appendix A to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).

     99.1 Joint Proxy Statement. Incorporated by reference from Fred Meyer's Registration Statement on Form S-4 (No. 333-44871).